November 13, 2001

                        DREYFUS INVESTMENT PORTFOLIOS
                         -- FOUNDERS GROWTH PORTFOLIO

                           Supplement to Prospectus

                              Dated May 1, 2001

Effective November 12, 2001, John B. Jares has been appointed primary portfolio manager of Dreyfus Investment Portfolios - Founders Growth Portfolio (the "Portfolio"). Accordingly, the section of the Portfolio's Prospectus entitled "Management" is amended by adding the following:

"John B. Jares is the portfolio's primary portfolio manager. Mr. Jares, a chartered financial analyst, joined Founders in November 2001 where he is a vice president of investments. Prior to joining Founders, Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from May 2000 to November 2001 and a vice president and portfolio manager at Berger LLC from May 1997 to February 2000. Mr. Jares was previously employed at Founders from February 1994 to May 1997 and held positions initially as a research analyst for large-cap equity securities and subsequently as a co-portfolio manager."

The paragraph concerning Thomas M. Arrington and Scott A. Chapman in this section is deleted, since they are no longer associated with Founders.